UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 28, 2004

IESI CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-98657	75-2712191
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2301 Eagle Parkway, Suite 200, Fort Worth, TX	76177
(Address of Principal Executive Offices)	(Zip Code)

(817) 632-4000
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On November 28, 2004, IESI Corporation (the “Company”) entered into a Transaction Agreement (the “Transaction Agreement”) with BFI Canada Income Fund, a trust established under the laws of the Province of Ontario, Canada (“BFI Canada Fund”), 4264126 Canada Limited, a corporation existing under the laws of Canada and a wholly-owned subsidiary of BFI Canada Fund (together with BFI Canada Fund, the “Purchasers”), and Fund Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of BFI Canada Fund (“BFI Canada Merger Sub”), pursuant to which, subject to the terms and conditions contained therein, BFI Canada Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation. Through its subsidiaries, BFI Canada Fund is engaged in the business of providing non-hazardous solid waste collection, transfer, disposal and recycling services in Canada.

At the effective time and as a result of the Merger, (i) each outstanding share of capital stock of the Company (other than shares with respect to which appraisal rights have been properly exercised pursuant to Section 262 of the Delaware General Corporation Law) will be converted into a number of shares of a new class of participating preferred stock of the Company (“Participating Preferred Shares”) which may be exchanged for ordinary trust units of BFI Canada Fund (“Units”) (subject to adjustment in certain circumstances) or, in certain circumstances, at the option of the holder or BFI Canada Fund, for the cash equivalent value thereof and (ii) BFI Canada Fund will indirectly own all of the outstanding shares of common stock of the Company.  The Company’s Board of Directors has unanimously approved and adopted the Transaction Agreement and the Merger and shareholders of the Company representing a majority of the outstanding voting stock of the Company have approved and adopted the Transaction Agreement and the Merger.

The Company expects that the Merger will be completed in January 2005.  The Transaction Agreement contains certain conditions to closing, including:  (i) consummation of a tender offer and consent solicitation (“the Offer and Solicitation”) to purchase any and all of the Company’s $150 million outstanding principal amount of 10¼%  senior subordinated notes due 2012 (the “Notes”) and to eliminate substantially all of the restrictive and reporting covenants, certain events of default and certain other provisions contained in the indenture governing the Notes; (ii) the approval of the Merger and certain other transactions contemplated by the Transaction Agreement by more than 66 2/3% of the votes cast at a meeting of BFI Canada Fund unitholders; (iii) the receipt of certain consents and approvals; (iv) consummation of a public offering by BFI Canada Fund of subscription receipts for Units on certain specified terms (the proceeds of which offering would be invested indirectly in equity and subordinated notes of BFI Canada Merger Sub); (v) refinancing of the Company’s existing senior secured credit facility (collectively with the transactions described in the preceding clause, the “New Financing”); (vi) repayment of all of the Company’s third-party indebtedness for borrowed money other than indebtedness represented by that amount of Notes not tendered pursuant to the Offer and Solicitation; and (vii) other conditions customary to transactions of this type.

The Company and the Purchasers have made customary representations, warranties and covenants in the Transaction Agreement.  In addition, the Transaction agreement contains certain termination rights for both the Company and the Purchasers.

                In connection with the Transaction Agreement, the Company entered into new employment agreements (the “Employment Agreements”) with each of each of Charles Flood, Thomas Cowee, Thomas Brown, Thomas Fowler, Lawrence McGee, Edward Apuzzi, Gordon Peckham and Stephen Moody (collectively, the “Executive Officers”), which Employment Agreements are conditioned on, and effective as of, the consummation of the Merger.  The terms of the Employment Agreements (including with respect to annual compensation, benefits, non-disclosure, non-solicitation and non-competition covenants and severance benefits) are substantially similar to the terms of the Executives’ existing employment agreements with the Company.  In addition, the Employment Agreements provide for retention payments (which are subject to shareholder approval) and that certain Units that the Executives will receive as a result of the Merger in exchange for outstanding options to purchase shares of common stock of the Company will be subject to certain transfer restrictions.

                The foregoing description of the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement, which is filed as an exhibit hereto and incorporated herein by reference.

                On November 29, 2004, the Company commenced the Offer and Solicitation pursuant to the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement and related Consent and Letter of

Transmittal (the “Offer and Solicitation Documents”), each dated November 29, 2004.  The Company intends to use the New Financing to finance the Offer and Solicitation.

                Nothing contained herein shall constitute an offer to purchase, solicitation of an offer to purchase, or solicitation of tenders or consents with respect to any Notes. The Offer and Solicitation are being made solely pursuant to the Offer and Solicitation Documents.

                Forward Looking Statements

                The statements contained in this report which are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements in this report, including risks and uncertainties related to whether all conditions to the Merger will be satisfied, and if not, whether the Merger will be consummated, as well as changes in general economic conditions, stock market trading conditions, tax law requirements or government regulation, and changes in the waste industry or the business or prospects of the Company, as well as factors described in Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.  In addition, the statements in this report are made as of the date of this report.  The Company expects that subsequent events or developments may cause its views to change.  The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise.  These forward-looking statements should not be relied upon as representing the views of the Company as of any date subsequent to the date of this report.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Exhibit

2.1

Transaction Agreement, dated as of November 28, 2004, by and among BFI Canada Income Fund, 4264126 Canada Limited, Fund Merger Sub Inc. and IESI Corporation. Certain schedules and exhibits referenced in the Transaction Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IESI CORPORATION

By:/s/ THOMAS J. COWEE
Date: December 2, 2004	Name:	Thomas J. Cowee
	Title:	Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Exhibit Index

Exhibit No.	Exhibit

2.1

Transaction Agreement, dated as of November 28, 2004, by and among BFI Canada Income Fund, 4264126 Canada Limited, Fund Merger Sub Inc. and IESI Corporation. Certain schedules and exhibits referenced in the Transaction Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.